Exhibit 10.1

SUPPLEMENT NO. 1 (this “Supplement”) dated as of January 14, 2019 to the Amended and Restated Guarantee and Collateral Agreement dated as of October 31, 2018 (the “Guarantee and Collateral Agreement”), among SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, a Delaware corporation (the “Borrower”), each Subsidiary of the Borrower from time to time party thereto (each such Subsidiary individually a “Guarantor” and collectively, the “Guarantors”; the Guarantors and the Borrower are referred to collectively herein as the “Grantors”) and CITIBANK, N.A. (together with its affiliates, “Citibank”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A.  Reference is made to the Third Amended and Restated Credit Agreement dated as of October 31, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”) and Citibank, as administrative agent for the Lenders and as Collateral Agent.

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.

C.  The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit.  Section 7.16 of the Guarantee and Collateral Agreement provides that additional Subsidiaries of the Borrower may become Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiaries of the Borrower (collectively, the “New Subsidiaries” and, each a “New Subsidiary”) are executing this Supplement in accordance with the requirements of the Credit Agreement to become Guarantors and Grantors under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiaries agree as follows:

SECTION 1.  In accordance with Section 7.16 of the Guarantee and Collateral Agreement, each New Subsidiary by its signature below becomes a Grantor and Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Guarantor and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Credit Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of such New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Credit Agreement) of such New Subsidiary. Each reference to a “Grantor” or a “Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include each New Subsidiary.  The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2.  Each New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to bankruptcy, insolvency, reorganization, moratorium or other laws relating to or generally affecting the rights of the Collateral Agent and/or the Secured Parties).

SECTION 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of each New Subsidiary and the Collateral Agent.  Delivery of an executed signature page to this Supplement by facsimile, “.pdf”, or other similar electronic format shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.  Each New Subsidiary hereby represents and warrants that, as of the date hereof, (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Equity Interests and Pledged Debt Securities now owned by such New Subsidiary and (ii) any and all Intellectual Property now owned by such New Subsidiary and (b) set forth under its signature hereto, is the true and correct legal name of such New Subsidiary and its jurisdiction of organization or formation.

SECTION 5.  Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.  All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Collateral Agreement) be in writing and given as provided in Section 9.02 of the Credit Agreement. All communications and notices hereunder to each New Subsidiary shall be given to it in care of the Borrower as provided in Section 9.02 of the Credit Agreement.

SECTION 9.  Each New Subsidiary agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel for the Collateral Agent, to the extent provided for in Section 9.04 of the Credit Agreement.

IN WITNESS WHEREOF, each New Subsidiary and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

ENGILITY HOLDINGS, INC.

by
/s/ Charles A. Mathis
Name: Charles A. Mathis
Title: Chief Financial Officer
Address: 12010 Sunset Hills Road, Reston VA 20190
Legal Name: Engility Holdings, Inc.
Jurisdiction of Formation: Delaware

ENGILITY CORPORATION

by
/s/ Charles A. Mathis
Name: Charles A. Mathis
Title: Chief Financial Officer
Address: 12010 Sunset Hills Road, Reston VA 20190
Legal Name: Engility Corporation
Jurisdiction of Formation: Massachusetts

ENGILITY LLC

by
/s/ Charles A. Mathis
Name: Charles A. Mathis
Title: Chief Financial Officer
Address: 12010 Sunset Hills Road, Reston VA 20190
Legal Name: Engility LLC
Jurisdiction of Formation: Delaware

[Signature page to Supplement to Guarantee and Collateral Agreement]

ATAC SERVICES, LLC

by
/s/ Charles A. Mathis
Name: Charles A. Mathis
Title: Chief Financial Officer
Address: 12010 Sunset Hills Road, Reston VA 20190
Legal Name: ATAC Services, LLC
Jurisdiction of Formation: Delaware

ARIC SERVICES, LLC

by
/s/ Charles A. Mathis
Name: Charles A. Mathis
Title: Chief Financial Officer
Address: 12010 Sunset Hills Road, Reston VA 20190
Legal Name: ARIC Services, LLC
Jurisdiction of Formation: Delaware

SUPPORT SERVICES ORGANIZATION, LLC

by
/s/ Charles A. Mathis
Name: Charles A. Mathis
Title: Chief Financial Officer
Address: 12010 Sunset Hills Road, Reston VA 20190
Legal Name: Support Services Organization, LLC
Jurisdiction of Formation: Delaware

TEXELTEK, LLC

by
/s/ Charles A. Mathis
Name: Charles A. Mathis
Title: Chief Financial Officer
Address: 12010 Sunset Hills Road, Reston VA 20190
Legal Name: Texeltek, LLC
Jurisdiction of Formation: Delaware

[Signature page to Supplement to Guarantee and Collateral Agreement]

TASC SERVICES CORPORATION

by
/s/ Charles A. Mathis
Name: Charles A. Mathis
Title: Chief Financial Officer
Address: 12010 Sunset Hills Road, Reston VA 20190
Legal Name: TASC Services Corporation
Jurisdiction of Formation: Delaware

[Signature page to Supplement to Guarantee and Collateral Agreement]

CITIBANK, N.A., as Collateral Agent,

by
/s/ Justin Tichauer
Name: Justin Tichauer
Title: Vice President

[Signature page to Supplement to Guarantee and Collateral Agreement]

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests
Engility Holdings, Inc.	C-1	Science Applications International Corporation	100 Common Shares	100%
Engility Corporation	6	Engility Holdings, Inc.	1,000 Common Shares	100%
Engility LLC	N/A	Engility Corporation	LLC interests	100%
ATAC Services, LLC	N/A	Engility LLC	LLC interests	100%
ARIC Services, LLC	N/A	Engility LLC	LLC interests	100%
Support Services Organization, LLC	N/A	Engility Corporation	LLC interests	100%
Texeltek, LLC	N/A	Engility Corporation	LLC interests	100%
TASC Services Corporation	2	Engility Corporation	1,000 Shares	100%
TM Creditors	N/A	Engility LLC		0.075785%

PLEDGED DEBT SECURITIES

Issuer	Registered Creditor	Principal Amount	Date of Note	Maturity Date
N/A	N/A	N/A	N/A	N/A

EXISTING CONTRACTS PROHIBITING SUBSIDIARY GUARANTEES

1.          Forfeiture Support Associates, LLC

INTELLECTUAL PROPERTY

U.S. COPYRIGHTS OWNED BY ENGILITY CORPORATION

U.S. Copyright Registrations

Owner	Title	Reg. No.	Reg. Date
Analytic Sciences Corporation (TASC)	Internal validation summary statistics	TXu000534171	July 6, 1992
Analytic Sciences Corporation (TASC)	LODESTAR cost of service	Txu000528190	July 6, 1992
Analytic Sciences Corporation (TASC)	LODESTAR domains ratio	Txu000528167	July 8, 1992
Analytic Sciences Corporation (TASC)	LODESTAR graphics	Txu000527884	July 6, 1992
Analytic Sciences Corporation (TASC)	Lodestar late cut reporter	Txu000529502	July 6, 1992
Analytic Sciences Corporation (TASC)	LODEstar PC/interface	Txu000533911	July 2, 1992
Analytic Sciences Corporation (TASC)	Lodestar ratio analysis program	Txu000547932	July 2, 1992
Analytic Sciences Corporation (TASC)	Lodestar sampling	Txu000527097	July 6, 1992
Analytic Sciences Corporation (TASC)	LODESTAR solid state validation package	TXu000528191	July 6, 1992
Analytic Sciences Corporation (TASC)	LODESTAR substation analysis package	TXu000533985	July 2, 1992
Analytic Sciences Corporation (TASC)	LODESTAR tool kit	TXu000528030	July 2, 1992
Analytic Sciences Corporation (TASC)	LODESTAR totalizing reporter	TXu000533986	July 6, 1992

Analytic Sciences Corporation (TASC)	LODESTAR version 5	TXu000534366	June 29, 1992
Analytic Sciences Corporation (TASC)	Lodestar: coincident peak analysis program	TXu000529370	July 6, 1992
Analytic Sciences Corporation (TASC)	LODESTAR: individual customer analysis	TXu000527530	July 6, 1992
Analytic Sciences Corporation (TASC)	TASC AdaGRAPH: source code	TX0002105965	June 12, 1987
Analytic Sciences Corporation (TASC)	TASC QNET	TX0003106842	June 3, 1991
Dynamics Research Corporation	Cycle interpolation monochip metallization mask work, MLA3454A	MW0000001798	July 28, 1986
Dynamics Research Corporation	Data accessor for Digital Equipment Corporation’s VAX computer	TXu000302267	October 26, 1987
Dynamics Research Corporation	Data accessor for the Honeywell DPS-8	Txu000302266	October 26, 1987
Dynamics Research Corporation	Expense tracking and planning system (ETAPS) reports	TX0005953722	April 1, 2004
Dynamics Research Corporation	First ten pages of “Network interface for the I B M PC	TXu000302553	October 26, 1987
Dynamics Research Corporation	Network supervisor for Digital Equipment Corporation’s VAX computer	Txu000302254	October 26, 1987
Tasc, Inc.	Math assignments grades four through eight: Math drills	Txu000307085	December 9, 1987
Tasc, Inc.	Tasc quickview version 1.1	TXu000726051	February 26, 1996
Tasc, Inc.	Tasc, Inc. AIDS brief risk intervention (B R I)	TXu000331894	July 18, 1988

LICENSES

I.  Licenses/Sublicenses of New Subsidiaries as Licensor/Sublicensor on Date Hereof

None.

II.  Licenses/Sublicenses of New Subsidiaries as Licensee/Sublicensee on Date Hereof

Sublicense Agreement dated April 26, 2017, as amended May 15, 2018, by and between Emirates Training Technology LLC and Engility Corporation.

PATENTS OWNED BY ENGILITY CORPORATION

U.S. Patents

Owner	Title	Serial No. Filing Date	Patent No. Issue Date	Status
Engility Corporation	APPARATUS AND METHOD FOR PROVIDING PROGRAM PROTECTION ENGINEERING, SECURITY MANAGEMENT, AND REPORT PREPARATION FOR SENSITIVE AND CLASSIFIED PROJECTS	11/347,285 February 6, 2006	7,865,388 January 4, 2011	Issued

U.S. Patent Applications

Owner	Title	Serial No. Filing Date	Patent No. Issue Date	Status
Engility Corporation	SYSTEM AND METHOD FOR COMPUTERIZED DATA PROCESSING, ANALYSIS AND DISPLAY	15/676,982 August 14, 2017	N/A	Pending

PATENTS OWNED BY ENGILITY LLC

U.S. Patents

Owner	Title	Serial No. Filing Date	Patent No. Issue Date	Status
Engility LLC	PRESERVING THE CONTENT OF A COMMUNICATION SIGNAL CORRUPTED BY INTERFERENCE DURING TRANSMISSION	12/274,636 November 20, 2008	8,175,186 May 8, 2012	Issued

TRADEMARK/TRADE NAMES OWNED BY ENGILITY CORPORATION

U.S. Trademark Registrations

Mark	Serial No. Filing Date	Reg. No. Reg. Date	Status	Owner of Record
	85207204 December 29, 2010	4220167 October 9, 2012	Registered	Engility Corporation
	85206406 December 28, 2010	4220166 October 9, 2012	Registered	Engility Corporation
	85197087 December 14, 2010	4354368 June 18, 2013	Registered	Engility Corporation
TASC (Typed Drawing)	73223006 July 12, 1979	1172637 October 6, 1981	Registered	Engility Corporation
	85975933 June 17, 2010	4115094 March 20, 2012	Registered	Engility Corporation
	85084378 July 14, 2010	4289442 February 12, 2013	Registered	Engility Corporation
	77969427 March 26, 2010	4430401 November 12, 2013	Registered	Engility Corporation
DRC (Typed Word Mark)	72424969 05/19/72	0979114 February 19, 1974	Registered	Dynamics Research Corporation
	75611016 12/22/98	2754719 August 26, 2003	Registered	Dynamics Research Corporation

TRADEMARKS OWNED BY ENGILITY LLC

Mark	Serial No. Filing Date	Reg. No. Reg. Date	Status	Owner of Record
	75402974 December 10, 1997	2266440 August 3, 1999	Registered	Engility, LLC
	85382392 July 27, 2011	4236110 November 6, 2012	Registered	Engility LLC
	86165568 01/14/14	4635942 November 11, 2014	Registered	Engility LLC

Trade Names

Trade names used by Engility Corporation and its affiliates to identify legal entities, including without limitation “DRC,” “TASC” and “MPRI,” as well as trade names used by Engility Corporation and its affiliates associated with products or services, including without limitation “Roma.”